INTANGIBLE AND OTHER ASSETS	12 Months Ended
Dec. 31, 2018
Intangible Assets, Net (Excluding Goodwill) [Abstract]
INTANGIBLE AND OTHER ASSETS
INTANGIBLE AND OTHER ASSETS

at December 31	2018	2017
(millions of Canadian $)

Capital projects in development	1,051	596
Deferred income tax assets (Note 16)	322	316
Employee post-retirement benefits (Note 23)	192	193
Fair value of derivative contracts (Note 24)	61	73
Other	295	306
	1,921	1,484

Capital projects in development
Keystone XL
In January 2018, the Company recommenced capitalizing development costs related to Keystone XL. In addition, certain project costs that were recorded in Plant, property and equipment at December 31, 2017 were transferred to Capital projects in development in 2018. These costs were related to the net realizable value of Keystone XL assets after an impairment charge was recorded in 2015. As a result, at December 31, 2018, Capital projects in development for this project were $0.8 billion (2017 – nil).
Reimbursement of Coastal GasLink pipeline costs
In accordance with provisions in the agreements with the LNG Canada joint venture participants, all five parties elected to reimburse TransCanada for their share of costs incurred prior to receiving the Final Investment Decision (FID) on the Coastal GasLink pipeline project. In November 2018, the Company received payments totaling $470 million which were recorded as a reduction of the carrying value of Coastal GasLink.
Prince Rupert Gas Transmission
In July 2017, the Company was notified that Pacific Northwest LNG would not be proceeding with its proposed LNG project and that Progress Energy (Progress) would be terminating its agreement with TransCanada for the development of the PRGT project effective August 10, 2017. In accordance with the terms of the agreement, all project costs incurred to advance the project, including carrying charges, were fully recoverable upon termination. In October 2017, the Company received full payment of the $634 million reimbursement from Progress.
Energy East and Related Projects Impairment
On October 5, 2017, the Company informed the NEB that it will not proceed with the Energy East, Eastern Mainline and Upland projects. Based on this decision, the Company evaluated its Capital projects in development balance related to the Energy East and Upland projects including AFUDC. As a result, the Company recognized a non-cash impairment charge of $1,153 million ($870 million after tax) in the Liquids Pipelines segment. Due to the inability to reach a regulatory decision for this project, there were no recoveries of costs from third parties. The non-cash charge was recorded in Goodwill and other asset impairment charges on the Consolidated statement of income.
Power Purchase Arrangements Impairment
In March 2016, TransCanada terminated its Sheerness and Sundance A PPAs. In accordance with a provision in the PPAs, a buyer was permitted to terminate the arrangement if a change in law occurs that makes the arrangement unprofitable or more unprofitable. The Company expected increasing costs related to carbon emissions to continue throughout the remaining terms of the PPAs resulting in increasing unprofitability. As such, in 2016, the Company recognized a non-cash impairment charge of $211 million ($155 million after tax) in its Energy segment, representing the carrying value of the PPAs which was recorded in Intangible and other assets. In December 2016, TransCanada transferred to the Balancing Pool a package of environmental credits that were being held to offset the PPA emissions costs and recorded a non-cash charge of $92 million ($68 million after tax) related to the carrying value of these environmental credits.